SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.       )

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PHOTOTRON HOLDINGS, INC.
(Name of Registrant as Specified in Charter)

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PHOTOTRON HOLDINGS, INC.
20259 Ventura Boulevard
Woodland Hills, CA 91364

To the Holders of Common Stock of
Phototron Holdings, Inc.:

Phototron Holdings, Inc., a Delaware corporation (“Company”), on October 26, 2011, obtained written consents from stockholders holding a majority in voting power of the outstanding shares of common stock on the following actions:

1.	To approve the amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 1,000,000,000; and

2.	To approve the adoption of the Company’s 2011 Stock Incentive Plan.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.  The board of directors of the Company has unanimously approved the above actions.

Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted.  On that basis, the stockholders holding a majority of the outstanding shares of common stock approved the foregoing actions.  No other vote or stockholder action is required.  You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Craig Ellins

Craig Ellins
Executive Chairman

Woodland Hills, CA
October 31, 2011

PHOTOTRON HOLDINGS, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
CONSENTS OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This Information Statement is being furnished to the stockholders of Phototron Holdings, Inc., a Delaware corporation (“Company,” “we,” “us” or “our”), to advise them of the corporate actions described herein, which have been authorized by the written consents of stockholders owning a majority of the outstanding shares of our common stock.  This action is being taken in accordance with the requirements of the Delaware General Corporation Law (“DGCL”).

This Information Statement will first be mailed to stockholders on or about November 16, 2011 and is being furnished for informational purposes only.

Our board of directors has determined that the close of business on October 26, 2011 was the record date (“Record Date”) for the stockholders entitled to notice about the actions authorizing: (i) the amendment of our certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 1,000,000,000; and (ii) the adoption of our 2011 Stock Incentive Plan.  The foregoing actions are referred to herein collectively as the “Actions.”

Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

As of the Record Date, stockholders who then owned of record 80,669,386 shares of our common stock executed and delivered to us written consents authorizing and approving each of the Actions.  Such approving stockholders then held approximately 55.6% of the outstanding shares of our common stock.

Accordingly, all of the above Actions have been approved by the holders of a majority of the outstanding shares of our common stock and no further vote or further action of our stockholders is required to approve the Actions.  You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of our stockholders.  However, under federal law, these Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.  Stockholders do not have any dissenter or appraisal rights in connection with the Actions.

On May 17, 2011, our board of directors approved the adoption of the 2011 Stock Incentive Plan.  On October 26, 2011, our board of directors approved the amendment of our certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 1,000,000,000 and authorized our officers to deliver this Information Statement.

Our executive offices are located at 20259 Ventura Boulevard, Woodland Hills, CA 91634, and our telephone number is (818) 992-0200.

Interest of Persons in Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

Change of Control

On February 14, 2011, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PHI Merger Corporation (“MergerCo”) and Phototron, Inc. (“Phototron”).  The closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Merger”) occurred on March 9, 2011.  At the Closing, (i) MergerCo was merged with and into Phototron; (ii) Phototron became our wholly-owned subsidiary; (iii) all of Phototron’s shares and options outstanding prior to the Merger were exchanged (or assumed, in the case of options) for comparable securities of our company; and (iv) 95% of our fully-diluted shares were owned by Phototron’s former shareholders and option holders.  At the Closing, we issued to Phototron’s former shareholders, in exchange for the 1,666,666 shares of Phototron’s common stock outstanding prior to the Merger, 130,621,421 shares of our common stock.  As a result of the Merger we are solely engaged in Phototron’s business and Phototron’s officers and directors became our officers and directors.  In connection with the Merger, we changed our name from Catalyst Lighting Group, Inc. to Phototron Holdings, Inc., on March 9, 2011.

We are presently authorized under our certificate of incorporation, as amended to date, to issue 200,000,000 shares of common stock, par value $0.0001 per share.  As of the Closing, we had 139,283,683 shares of common stock issued and outstanding.

On the Record Date, Phototron’s former stockholders and our existing stockholders held approximately 90% and 6%, respectively, of the total outstanding shares of our common stock.  The ownership interests of Phototron’s former stockholders and our existing stockholders are subject to dilution for Phototron’s outstanding options assumed by us in connection with the Merger.

Effective as of the Closing, Eric Stoppenhagen resigned as our sole director and officer and we appointed the following persons as our executive officers and directors:

Name	Age	Position
Craig Ellins	58	Executive Chairman
Brian B. Sagheb	45	Chief Executive Officer, Chief Financial Officer, Secretary and Director
Todd Denkin	47	President and Director

As of the Record Date, Mr. Denkin was no longer serving as our President.

On February 17, 2011, in our Current Report on Form 8-K dated January 24, 2011, we reported the execution of the Merger Agreement and included a copy of the Merger Agreement therein as Exhibit 2.1.  On February 17, 2011, we filed an Information Statement on Schedule 14f-1 reporting the proposed acquisition of Phototron and a pending change of control of our company at the Closing.  Additionally, on March 9, 2011, in our Current Report on Form 8-K dated March 9, 2011, we reported the closing of the Merger.

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VOTING SECURITIES

At the time of the stockholder action our only issued and outstanding voting securities were shares of our common stock.  There were 145,173,683 shares of our common stock issued and outstanding as of the Record Date.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval.  The written consents of the holders of a majority of the outstanding shares of our common stock were necessary to authorize each of the Actions described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned on the Record Date for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days, through the exercise of a warrant or stock option, conversion of a convertible security or otherwise.  Unless otherwise indicated, each person in the table will have sole voting and investment power with respect to the shares shown.  For purposes of this table, shares not outstanding which are subject to issuance on exercises of stock options, that are held by one or more person(s) are deemed to be outstanding for the purpose of computing the percentage(s) of outstanding shares beneficially owned by such person(s) but are not deemed to be outstanding for the purpose of computing the percentage for any other person.  The table assumes a total of 145,173,683 shares of our common stock outstanding as of the Record Date.

Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Beneficial Ownership

Executive Officers and Directors

Craig Ellins(2)	3,000,000	2.0%

Brian B. Sagheb(3)	18,221,696	12.4%

Todd Denkin(4)	2,351,187	1.6%

All Executive Officers and Directors as a Group(5)	23,572,883	15.5%

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Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Beneficial Ownership

5% Stockholders

W-Net Fund I, L.P.(6) 12400 Ventura Boulevard, Suite 327 Studio City, CA 91604	13,006,242	9%

MER Investments, Inc.(7) 12400 Ventura Boulevard, Suite 327 Studio City, CA 91604	11,755,933	8.1%

Lee Mendelson 20058 Ventura Boulevard, Suite 54 Woodland Hills, CA 91364	11,755,933	8.1%

Europa International, Inc.(8) 1114 Avenue of the Americas, 45th Floor New York, NY 10036	9,337,288	6.4%

Sara Sagheb 10009 Keokuk Avenue Chatsworth, CA 91311	7,455,424	5.1%

Susan Sagheb 4073 Farmdale Avenue Studio City, CA 91604	7,445,424	5.1%

(1)	Unless otherwise stated, the address is c/o Phototron Holdings, Inc., 20259 Ventura Boulevard, Woodland Hills, CA 91364.

(2)	Consists of 3,000,000 shares of our common stock that may be acquired pursuant to the exercise of options within 60 days of October 26, 2011.

(3)	Includes 1,763,390 shares of our common stock that may be acquired pursuant to the exercise of options within 60 days of October 26, 2011.

(4)	Consists of 2,351,187 shares of our common stock that may be acquired pursuant to the exercise of options within 60 days of October 26, 2011.

(5)	Includes of 7,114,577 shares of our common stock that may be acquired pursuant to the exercise of options within 60 days of October 26, 2011.

(6)
David Weiner, as the manager of W-Net Fund GP I, LLC, the general partner of W-Net Fund I, L.P., exercises voting and dispositive power over the shares held by W-Net Fund I, L.P., but disclaims any beneficial interest in such shares except to the extent of his pecuniary interest therein.

(7)
Michael E. Rosen, the President of MER Investments, Inc., exercises voting and dispositive power over the shares of Phototron’s common stock held by MER Investments, Inc., but disclaims any beneficial interest in such shares except to the extent of his pecuniary interest therein.

(8)
Fred Knoll, the principal of Knoll Capital Management, L.P., the investment manager for Europa International, Inc., exercises voting and dispositive power over the shares held by Europa International, Inc., but disclaims any beneficial interest in such shares except to the extent of his pecuniary interest therein.

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DIRECTOR AND OFFICER COMPENSATION

Executive Compensation of the Company

The following table and related footnotes show the compensation paid during the fiscal years ended December 31, 2010 and 2009, to our named executive officers.  No other executive officers received salary and bonus in excess of $100,000 for the prior two fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Total ($)
Eric Stoppenhagen(1)	2010	44,000	44,000
CEO, CFO, President, Treasurer & Secretary	2009	-	-

Kevin R. Keating(2)	2010	-	-
CEO, CFO, President, Treasurer & Secretary	2009	-	-

(1)	Mr. Stoppenhagen served as our CEO, CFO, President, Treasurer and Secretary from February 3, 2010 through March 9, 2011. Represents consulting fees paid to Mr. Stoppenhagen’s company, Venor, Inc.

(2)	Mr. Keating served as our CEO, CFO, President, Treasurer and Secretary from August 23, 2007 through February 3, 2010.

On February 3, 2010, we entered into a Consulting, Confidentiality and Proprietary Rights Agreement with Venor, Inc. pursuant to which Venor, Inc. provided financial services as well as services, through Eric Stoppenhagen, in the capacity of Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and sole director.  These services were provided for a fixed fee of $4,000 on a month-to-month basis.  We terminated this agreement on March 9, 2011.

Executive Compensation of Phototron

The following table and related footnote show the compensation paid during the fiscal years ended December 31, 2010 and 2009, to Phototron’s named executive officers.  No other executive officers received salary and bonus in excess of $100,000 for the prior two fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Total ($)
Brian B. Sagheb(1)	2010	57,000	57,000
CEO, CFO & Secretary	2009	50,000	50,000

(1)	Mr. Sagheb has served as Phototron’s Chief Executive Officer since September 2002. He was appointed as Phototron’s Chief Financial Officer and Secretary on November 1, 2010.

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Outstanding Equity Awards at Fiscal Year-End

We did not grant equity awards to our executive officers during 2010.

Phototron did not grant equity awards to its executive officers during 2010.

Compensation of Directors

We did not pay any separate compensation to our directors during 2010.

Phototron did not pay any separate compensation to any director in 2010.

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INCREASE IN AUTHORIZED COMMON STOCK

We are currently authorized by our certificate of incorporation, as amended, to issue 200,000,000 shares of common stock.  As of the Record Date, there were 145,173,683 shares of our common stock issued and outstanding.

In connection with the ongoing operation of our business we will likely be required to issue shares of our common stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing our future operations, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits.  No specific issuances are currently anticipated; however, to the extent such issuances occur, they will result in dilution to our current stockholders.

Accordingly, our board of directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to provide a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our common stock or other securities in connection with employee benefit and incentive plans and arrangements, the financing of our operations, the acquisition of other businesses, the establishment of joint ventures, and such other purposes as our board of directors determines.

The increase in the number of authorized shares of our common stock to a level that continues to provide a meaningful number of authorized but unreserved shares will permit our board of directors to issue additional shares of our common stock without further approval of our stockholders, and our board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of our common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

Although from time to time we review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any specific transaction to date that we presently anticipate will result in a further issuance of shares of our common stock.

The DGCL expressly permits our board of directors, when evaluating any proposed tender or exchange offer, any merger, consolidation or sale of substantially all of our assets, or any similar extraordinary transaction, to consider all relevant factors including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers, and other constituencies of our company and its subsidiaries, and on the communities and geographical areas in which they operate.  Our board of directors may also consider the amount of consideration being offered in relation to the then current market price for our outstanding shares of common stock and our then current value in a freely negotiated transaction.  Our board of directors believes such provisions are in our long-term best interests and the long-term best interests of our stockholders.

We are subject to the Delaware control share acquisitions statute.  This statute is designed to afford stockholders of public corporations in Delaware protection against acquisitions in which a person, entity or group seeks to gain voting control.  With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested stockholders.  Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director.  The specific acquisition ranges that trigger the statute are: acquisitions of shares possessing one-fifth or more but less than one-third of all voting power; acquisitions of shares possessing one-third or more but less than a majority of all voting power; or acquisitions of shares possessing a majority or more of all voting power.  Under certain circumstances, the statute permits the acquiring person to call a special stockholders meeting for the purpose of considering the grant of voting rights to the holder of the control shares.  The statute also enables a corporation to provide for the redemption of control shares with no voting rights under certain circumstances.

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Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect.  The increase in the number of authorized shares of our common stock to provide a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our common stock under various scenarios may be construed as having an anti-takeover effect by permitting the issuance of shares of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our certificate of incorporation or bylaws.  The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our board of directors.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive dividends when, as, and if declared by our board of directors out of funds legally available therefor.  While we declared and paid a dividend to holders of record of our common stock as of February 28, 2011, we do not intend to declare and pay dividends in the near future.  In the event of our liquidation, dissolution or winding up, the holders of the shares of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our common stock.  Holders of shares of our common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our common stock.

On the Record Date, the amendment of our certificate of incorporation to authorize the increase of the number of authorized shares of our common stock to 1,000,000,000 was approved by the written consents of holders representing approximately 55.6% of the outstanding shares of our common stock.  On October 26, 2011, our board of directors approved such amendment.  The approval of the amendment of our certificate of incorporation to authorize the increase of the number of authorized shares of our common stock to 1,000,000,000 required such board approval and the affirmative consents of a majority of the outstanding shares of our common stock.  Such requirements have been met, so no vote or further action of our stockholders is required to approve the amendment of our certificate of incorporation to authorize the increase of the number of authorized shares of our common stock to 1,000,000,000.  You are hereby being provided with notice of the approval of such amendment and restatement by less than unanimous written consent of our stockholders.  The form of the Certificate of Amendment of the Certificate of Incorporation of Phototron Holdings, Inc. setting forth the amendment is attached to this Information Statement as Exhibit A.

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Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, we intend to take all other required actions to complete the amendment of our certificate of incorporation to increase the number of authorized shares of our common stock to 1,000,000,000 consistent with the foregoing.

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STOCK INCENTIVE PLAN

General

On the Record Date, the action to adopt our 2011 Stock Incentive Plan (the “2011 Plan”) was approved by written consent of holders representing approximately 55.6% of the outstanding shares of our common stock.

On May 17, 2011, our board of directors approved the 2011 Plan.  The 2011 Plan is attached to this Information Statement as Exhibit B.

The approval of the 2011 Plan required such board approval and the affirmative vote of a majority of our outstanding shares of common stock.  Such requirements have been met so no vote or further action of our stockholders is required to approve the adoption of the 2011 Plan.  You are hereby being provided with notice of the approval of the adoption of the 2011 Plan by less than unanimous written consent of our stockholders.

Our board of directors approved the 2011 Plan to ensure that we have adequate ways in which to provide stock based compensation to our directors, officers, employees and consultants.  Our board of directors believes that the ability to grant stock-based compensation, such as stock options and stock grants, is important to our future success.  The grant of such stock-based compensation can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to our success.  In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to our current employees and consultants.

Because awards under the 2011 Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our chief executive officer, our named executive officers, our current executive officers as a group, our non-executive directors as a group, and our employees who are not executive officers, are not presently determinable.

At October 26, 2011, the last reported sales price of our common stock on the OTC Markets Group electronic interdealer quotation system was $0.12 per share.

Summary of the 2011 Stock Incentive Plan

The principal terms and features of the 2011 Plan are summarized below.  The following is a summary description of the salient terms, conditions and features of the 2011 Plan and is qualified by the text of the plan.

General; Types of Awards; Number of Shares

The 2011 Plan provides for the grant of options to purchase shares of common stock, restricted stock, stock appreciation rights (“SARs”) and restricted stock units (rights to receive, in cash or stock, the market value of one share of our commons stock).  Incentive stock options (“ISOs”) may be granted only to employees.  Nonstatutory stock options and other stock-based awards may be granted to officers, employees, non-employee directors and consultants.  A total of 18,870,184 shares of our common stock are reserved for issuance upon exercise of awards granted under the 2011 Plan.  The 2011 Plan will terminate as to grants of awards after 10 years from the effective date, unless it is terminated earlier by our board of directors.

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Administration

The 2011 Plan will be administered by our board of directors or a committee of our board of directors (the “Administrator”) as provided in the 2011 Plan.  The Administrator will have the authority to select the eligible participants to whom awards will be granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards.  The Administrator will be authorized to interpret the 2011 Plan, to establish, amend, and rescind any rules and regulations relating to the 2011 Plan, to determine the terms of agreements entered into with recipients under the 2011 Plan, and to make all other determinations that may be necessary or advisable for the administration of the 2011 Plan.

Eligibility

Options and other awards may be granted under the 2011 Plan to directors, officers, employees and consultants of our company and any of our subsidiaries, provided that the services of such consultants are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for our securities.  At the date of this prospectus, all of our officers, directors and employees would have been eligible to receive awards under the 2011 Plan.

Stock Option and SAR Grants

The exercise price per share of our common stock purchasable upon exercise of any stock option or SAR will be determined by the Administrator, but cannot in any event be less than 100% of the fair market value of our common stock on the date the award is granted.  The Administrator will determine the term of each stock option or SAR (subject to a maximum term of 10 years) and each option or SAR will be exercisable pursuant to a vesting schedule determined by the Administrator.  The grants and the terms of ISOs will be restricted to the extent required for qualification as ISOs by the U.S. Internal Revenue Code of 1986, as amended.  Subject to approval of the Administrator, options or SARs may be exercised by payment of the exercise price in cash, shares of common stock or pursuant to a “cashless exercise” through a broker-dealer under an arrangement approved by the Administrator.  The Administrator may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any option.  The withholding tax may be paid in cash or, subject to applicable law, the Administrator may permit the grantee to satisfy these obligations by the withholding or delivery of shares of our common stock.  We may withhold from any shares of our common stock that may be issued pursuant to an option or from any cash amounts otherwise due from us to the recipient of the option an amount equal to such taxes.

Restricted Stock Grants

Restricted shares may be sold or awarded for consideration determined by the Administrator, including cash, full-recourse promissory notes, as well as past and future services.  Any award of restricted shares will be subject to a vesting schedule determined by the Administrator.  Any restricted shares that are not vested will be subject to rights of repurchase, rights of first refusal or other restrictions as determined by the Administrator.  In general, holders of restricted shares will have the same voting, dividend and other rights as our other stockholders.

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Adjustments

In the event of any change affecting shares of our common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to stockholders other than cash dividends, the Administrator will make substitutions or adjustments in the aggregate number of shares that may be distributed under the 2011 Plan, and in the number and types of shares subject to, and the exercise prices under, outstanding awards granted under the 2011 Plan, in accordance with Section 10 and other provisions of the 2011 Plan.

Transferability

Unless otherwise permitted by the 2011 Plan and approved by the Administrator as permitted by the 2011 Plan, no award will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee’s lifetime, an award may be exercised only by the grantee.

Amendment and Termination

Our board of directors may amend the 2011 Plan in any and all respects without stockholder approval, except as such stockholder approval may be required under applicable law or pursuant to the listing requirements of any national market system or securities exchange on which our equity securities may be listed or quoted.

Unless sooner terminated by our board of directors, the 2011 Plan will terminate as to further grants of awards on May 16, 2021.

Tax Aspects Regarding Options

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences to us and the participants in connection with options granted under the 2011 Plan under existing applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the regulations adopted pursuant to the Code.  This discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder.  Also, the discussion is limited to the tax implications of options, but not other types of awards under the plan.  The discussion is subject to possible future changes in the law.  The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options

A recipient will not have any taxable income at the time a nonqualified stock option (“NSO”) is granted nor will we be entitled to a deduction at that time.  When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of common stock), and we will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options

A grantee will not have any taxable income at the time an ISO is granted.  Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised.  However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise.  If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code.

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If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares.  Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

We are not entitled to a deduction as a result of the grant or exercise of an ISO.  If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, we will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

Awards under the 2011 Stock Incentive Plan

Awards under the 2011 Plan will be made by the Administrator.  The Administrator does not currently have plans to grant stock options or other awards to any individual or group of individuals under the 2011 Plan.  As of the date of this Information Statement, options to purchase 14,375,000 shares of our common stock are issued and outstanding under the 2011 Plan.

Equity Compensation Plan Information

We had no options outstanding as of December 31, 2010.

Phototron had no options outstanding as of December 31, 2010.

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AVAILABLE INFORMATION

Please read all the sections of this Information Statement carefully.  We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  These reports, proxy statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, DC 20549.  Copies of this material also may be obtained from the SEC at prescribed rates.  The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC.  Copies of these materials may be obtained from the SEC’s website at http://www.sec.gov.

INCORPORATION OF INFORMATION BY REFERENCE

The following documents, which are on file with the Commission (Exchange Act File No. 000-52315) are incorporated in this Information Statement by reference and made a part hereof:

(i)	Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(ii)	Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011.

(iii)	Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011

(iv)	Current Report on Form 8-K filed February 17, 2011, reporting execution of the Merger Agreement with Phototron.

(v)	Schedule 14f-1 Information Statement filed February 17, 2011, reporting the proposed change in control of the Company as a result of the acquisition of Phototron.

(vi)	Current Report on Form 8-K filed March 9, 2011, reporting the closing of the transactions contemplated by the Merger Agreement with Phototron.

All documents filed by us with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents.  Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).  Written or telephone requests should be directed to us at 20259 Ventura Boulevard, Woodland Hills, CA 91364.  Our telephone number is (818) 992-0200.

PHOTOTRON HOLDINGS, INC.

Woodland Hills, CA
October 31, 2011

14

Exhibit A

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
PHOTOTRON HOLDINGS, INC.

The undersigned, Brian B. Sagheb, the Chief Executive Officer of Phototron Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law (the “GCL”) of the State of Delaware (hereinafter called the “Corporation”), does hereby certify pursuant to Section 103 of the GCL as to the following:

1.           The name of the Corporation is Phototron Holdings, Inc.  The original name of the Corporation was Wentworth III, Inc. and the original Certificate of Incorporation (the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on March 7, 2001.

2.           The Certificate of Incorporation is hereby amended by striking out the first paragraph of the Fourth Article and by substituting in lieu of said first paragraph the following new first paragraph of the Fourth Article:

“The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is 1,010,000,000 shares, of which 1,000,000,000 shares shall be classified as common stock, $0.0001 par value per share (“Common Stock”), and 10,000,000 shares shall be classified as preferred stock, $0.0001 par value per share (“Preferred Stock”), issuable in series as may be provided from time to time by resolution of the Board of Directors.”

3.           The terms and provisions of this Certificate of Amendment of the Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein, and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the GCL.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation on this __ day of ___________, 2011.

By:  ______________________________
Brian B. Sagheb, Chief Executive Officer

Exhibit B

PHOTOTRON HOLDINGS, INC.

2011 STOCK INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of the Phototron Holdings, Inc. 2011 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to persons who are selected to be participants in the Plan, and to promote the success of the Company’s business.  This Plan permits the grant of Non-qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards, each of which shall be subject to such conditions based upon continued employment with or service to the Company or its Subsidiaries, passage of time or satisfaction of performance criteria as shall be specified pursuant to the Plan.

2.           Definitions.  In addition to the terms defined elsewhere in this Plan, as used herein, the following terms shall have the following meanings:

(a)           “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)           “Award” means a Stock Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, or Other Stock-Based Award granted to a Participant pursuant to the Plan, as such terms are defined in Section 7(a) herein.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

(e)           “Committee” means a committee appointed by the Board from among its members to administer the Plan in accordance with Section 4.

(f)           “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(g)           “Company” means Phototron Holdings, Inc., a Delaware corporation.

(h)           “Consultant” means any natural person, including an advisor, engaged by the Company or a Subsidiary to render services and who is compensated for such services; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and provided further that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not otherwise compensated by the Company for their services as Directors.

(i)           “Director” means a member of the Board.

(j)           “Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(m)           “Participant” means any Employee, Director or Consultant selected by the Administrator to receive Awards.

(n)           “Plan” means this 2011 Stock Incentive Plan, as amended from time to time.

(o)           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(p)           “Section 162(m)” means Section 162(m) of the Code and the regulations thereunder, as amended.

(q)           “Share” means a share of Common Stock, as adjusted in accordance with Section 10 of the Plan.

(r)           “Subsidiary” means any corporation or entity in which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.

3.           Shares Subject to the Plan.

(a)           Aggregate Limits.  Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be issued pursuant to Awards granted under the Plan is Eighteen Million Eight Hundred Seventy Thousand One Hundred Eighty-Four (18,870,184) Shares (the “Fungible Pool Limit”).  The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.  Any Shares subject to an Award which for any reason expires or terminates unexercised or is not earned in full shall be added back to the Fungible Pool Limit and may again be made subject to an Award under the Plan.  The following Shares shall not be added back to the Fungible Pool Limit and shall not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) Shares repurchased on the open market with the exercise price proceeds received by the Company upon the exercise of an Award.

(b)           Treatment of Awards.  Each Share issued or to be issued in connection with any Award shall be counted against the Fungible Pool Limit as one (1) Share.  For these purposes, the number of Shares taken into account with respect to a SAR shall be the number of Shares underlying the SAR at grant, and not the final number of Shares delivered upon exercise of the SAR.  Any Shares previously the subject of an Award that again become available for grant pursuant to Section 3(a) shall be added back to the Fungible Pool Limit in the same proportion, and using the same multiplier, pursuant to which such Awards reduced the Shares in the Fungible Pool Limit.  The Administrator shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

4.           Administration of the Plan.

(a)           Procedure.

(i)           Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii)           Administration with Respect to Directors and Officers Subject to Section 16(b).  With respect to Awards granted to Directors or to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall consist of “Non-Employee Directors” within the meaning of Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3.

(iii)           Administration with Respect to Covered Employees Subject to Section 162(m) of the Code.  With respect to Awards granted to Employees who are also “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder, as amended, the Plan shall be administered by a committee designated by the Board to administer the Plan, which committee shall be constituted to satisfy the requirements applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m).  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m).

(iv)           Administration with Respect to Other Persons.  With respect to Awards granted to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.  Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board.  The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws.

(b)           Powers of the Administrator.  Subject to the express provisions and limitations set forth in this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i)           to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;

(ii)           to determine which persons are eligible to be Participants, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;

(iii)           to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(iv)           to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(v)           to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

(vi)           to determine whether, and the extent to which, adjustments are required pursuant to Section 10;

(vii)           to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(viii)           to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c)           Delegation and Administration.  The Administrator may delegate to one or more separate committees (any such committee a “Subcommittee”) composed of one or more directors of the Company (who may but need not be members of any Committee comprising the Administrator) the ability to grant Awards and take the other actions described in Section 4(b) with respect to Participants who are not Officers, and such actions shall be treated for all purposes as if taken by the Administrator.  The Administrator may delegate to a Subcommittee of one or more Officers the ability to grant Awards and take the other actions described in Section 4(b) with respect to Participants (other than any such Officers themselves) who are not directors or Officers, provided, however, that the resolution so authorizing such Officer(s) shall specify the total number of rights or options such Subcommittee may so award, and such actions shall be treated for all purposes as if taken by the Administrator.  Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Administrator, and references in this Plan to the Administrator shall include any such Subcommittee.  The Administrator may delegate the administration of the Plan to an Officer or Officers, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Administrator under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Administrator may specify.  Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Administrator and references in this Plan to the Administrator shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Administrator.

(d)           Effect of Change in Status.  The Administrator shall have the discretion to determine the effect upon an Award and upon a Participant’s status as an Employee under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any Participant who is employed by an entity that ceases to be a Subsidiary of the Company, (ii) any leave of absence approved by the Company or a Subsidiary, (iii) any transfer between locations of employment with the Company or a Subsidiary or between the Company and any Subsidiary or between any Subsidiaries, (iv) any change in the Participant’s status from an Employee to a Consultant or Director, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.

(e)           Determinations of the Administrator.  All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Award, unless any such decision, determination or interpretation is otherwise determined by the Board in which case the Board’s determination shall be final and binding.  The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee and such attorneys, consultants and accountants as it may select.  A Participant or other holder of an Award may contest a decision or action by the Administrator with respect to such person or Award only on the grounds that such decision or action was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was unlawful.

5.           Eligibility.  Awards may be granted to any person who is a Participant under this Plan; provided that ISOs may be granted only to Employees eligible under applicable Code provisions.  If otherwise eligible, a Participant who has been granted an Award may be granted additional Awards.

6.           Term of the Plan.  The Plan was approved by the Board and became effective on May 17, 2011.  The Plan shall remain available for the grant of Awards until May 16, 2021 or such earlier date as the Board may determine.  The expiration of the Administrator’s authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the Company’s and Participants’ rights and obligations with respect to Awards granted on or prior to the expiration date of the Plan.

7.           Plan Awards.

(a)           Award Types. The Administrator, on behalf of the Company, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.  The Administrator, in its discretion, may determine that any Award granted hereunder shall be a performance Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more of the Qualifying Performance Criteria specified in Section 8(e).

(i)           Stock Options.  A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the “Option Agreement”).  The Committee may grant Stock Options intended to be eligible to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Code and Stock Options that are not intended to qualify as ISOs (“Non-qualified Stock Options”), as it, in its sole discretion, shall determine.

(ii)           Stock Appreciation Rights.  A “Stock Appreciation Right” or “SAR” is a right to receive, in cash or stock (as determined by the Administrator), value with respect to a specific number of Shares equal to or otherwise based on the excess of (i) the market value of a Share at the time of exercise over (ii) the exercise price of the right, subject to such terms and conditions as are expressed in the document(s) evidencing the Award (the “SAR Agreement”).

(iii)           Restricted Stock.  A “Restricted Stock” Award is an award of Shares, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Agreement”).

(iv)           Restricted Stock Unit.  A “Restricted Stock Unit” Award is an award of a right to receive, in cash or stock (as determined by the Administrator) the market value of one Share, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Unit Agreement”).

(v)           Other Stock-Based Awards.  An “Other Stock-Based Award” is an award other than those described in subsections (i) – (iv) above, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock or factors that may influence the value of Common Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Administrator, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified Subsidiaries or other business units.  The Administrator shall determine the terms and conditions of such Awards, which shall be expressed in the document(s) evidencing the Award (the “Other Stock-Based Award Agreement”).

(b)           Grants of Awards.  An Award may consist of one of the foregoing arrangements or benefits or two or more of them in tandem or in the alternative.

8.           Terms of Awards.

(a)           Grant, Terms and Conditions of Stock Options and SARs.  The Administrator may grant Stock Options or SARs at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Administrator.  No Participant shall have any rights as a stockholder with respect to any Shares subject to Stock Options or SARs hereunder until said Shares have been issued.  Each Stock Option or SAR shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Administrator.  Each Stock Option grant will expressly identify the Stock Option as an ISO or as a Non-qualified Stock Option.  In the absence of a designation, a Stock Option shall be treated as a Non-qualified Stock Option.  Stock Options or SARs granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i)           Price.  The purchase price (also referred to as the exercise price) under each Stock Option or SAR granted hereunder shall be established by the Administrator.  The purchase price per Share shall not be less than 100% of the market value of a Share on the date of grant.  For purposes of the Plan, “market value” shall mean the fair market value of the Company’s common stock determined in good faith by the Administrator in a manner consistent with the requirements of Section 409A of the Code.  The exercise price of a Stock Option shall be paid in cash or in such other form if and to the extent permitted by the Administrator, including without limitation by delivery of already owned Shares, withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option and/or by payment under a broker-assisted sale and remittance program acceptable to the Administrator.

(ii)           Duration, Exercise and Termination of Stock Options and SARs.  Each Stock Option or SAR shall be exercisable at such time and in such installments during the period prior to the expiration of the Stock Option or SAR as determined by the Administrator.  The Administrator shall have the right to make the timing of the ability to exercise any Stock Option or SAR subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator.  At any time after the grant of a Stock Option, the Administrator may reduce or eliminate any restrictions on the Participant’s right to exercise all or part of the Stock Option.  Each Stock Option or SAR must expire within a period of not more than ten (10) years from the grant date.  The Option Agreement or SAR Agreement may provide for expiration prior to the end of the stated term of the Award in the event of the termination of employment or service of the Participant to whom it was granted.

(iii)           Conditions and Restrictions Upon Securities Subject to Stock Options or SARs.  Subject to the express provisions of the Plan, the Administrator may provide that the Shares issued upon exercise of a Stock Option or SAR shall be subject to such further conditions or agreements as the Administrator in its discretion may specify prior to the exercise of such Stock Option or SAR, including, without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions.  The obligation to make payments with respect to SARs may be satisfied through cash payments or the delivery of Shares, or a combination thereof as the Administrator shall determine.  The Administrator may establish rules for the deferred delivery of Common Stock upon exercise of a Stock Option or SAR with the deferral evidenced by use of Restricted Stock Units equal in number to the number of Shares whose delivery is so deferred.

(iv)           Other Terms and Conditions.  Stock Options and SARs may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Administrator shall deem appropriate.

(v)           ISOs.  Stock Options intending to qualify as ISOs may only be granted to Employees who are eligible under applicable Code provisions, as determined by the Administrator.  If then required by the Code for ISO treatment, an ISO granted to an Employee who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of its parent corporation or Subsidiary, must have an exercise price that is not less than 110% of the market value of the Shares subject to the ISO, determined as of the date of grant and a term not exceeding five (5) years.  To the extent that the Option Agreement specifies that a Stock Option is intended to be treated as an ISO, the Stock Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Stock Option is or will be determined to qualify as an ISO.  If and to the extent that any Shares are issued under a portion of any Stock Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise.  Certain decisions, amendments, interpretations and actions by the Administrator and certain actions by a Participant may cause a Stock Option to cease to qualify for the tax treatment applicable to ISOs pursuant to the Code and by accepting a Stock Option the Participant agrees in advance to such disqualifying action.

(b)           Grant, Terms and Conditions of Restricted Stock and Restricted Stock Units. The Administrator may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Administrator.  A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement evidencing such Award.  Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Administrator.  Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i)           Terms and Conditions.  Each Restricted Stock Agreement and each Restricted Stock Unit Agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Administrator, in each case not inconsistent with this Plan.

(ii)           Sale Price.  Subject to the requirements of applicable law, the Administrator shall determine the price, if any, at which Shares of Restricted Stock or Restricted Stock Units shall be sold or awarded to a Participant, which may vary from time to time and among Participants and which may be below the market value of such Shares at the date of grant or issuance.

(iii)           Share Vesting.  The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Administrator or under criteria established by the Administrator.  The Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Administrator, which criteria may be based on financial performance and/or personal performance evaluations.  Notwithstanding anything to the contrary herein, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Restricted Stock or Restricted Stock Unit Award is granted.

(iv)           Termination of Employment.  The Restricted Stock or Restricted Stock Unit Agreement may provide for the forfeiture or cancellation of the Restricted Stock or Restricted Stock Unit Award, in whole or in part, in the event of the termination of employment or service of the Participant to whom it was granted.

(v)           Restricted Stock Units.  Except to the extent this Plan or the Administrator specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder.  Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Administrator.  Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Administrator.  Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 10.  Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

(c)           Suspension or Termination of Awards.  If at any time (including with respect to Stock Options or SARs after a notice of exercise has been delivered) the Administrator reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Administrator may suspend the Participant’s right to exercise any Stock Option or SAR or suspend the vesting of Shares under the Participant’s Restricted Stock or Restricted Stock Unit Awards, as the case may be, pending a determination of whether an act of misconduct has been committed.  If the Administrator determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, the Administrator may prohibit or restrict the Participant and his or her successor(s) in interest from exercising any Stock Option or SAR and may cause the Participant’s Restricted Stock or Restricted Stock Unit Agreement to be restricted or forfeited and cancelled.  Any determination by the Administrator with respect to the foregoing shall be final, conclusive and binding on all interested parties, unless any such determination is otherwise determined by the Board in which case the Board’s determination shall be final and binding.

(d)           Transferability.  Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Administrator) expressly states that the Award is otherwise transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution.  The Administrator may grant an Award that is, or amend an outstanding Award to provide that the Award is, transferable or assignable to the extent that, following a transfer or assignment, exercise of the Award or resale of underlying securities by the transferee could be registered under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-8 (or any successor form used for employee benefit plan registrations) under the Securities Act, as such form may be amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Administrator shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided, further, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.  Any purported assignment, transfer or encumbrance that does not qualify under this Section 8(d) shall be void and unenforceable against the Company.

(e)           Qualifying Performance Criteria.  For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, (v) customer satisfaction, (w) strategic initiatives, or (x) acquisitions.  The Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30, as amended, and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.  Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, Restricted Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

(f)           Dividends.  Unless otherwise provided by the Administrator, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award.  The Administrator shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

(g)           Documents Evidencing Awards.  The Administrator shall, subject to applicable law, determine the date an Award is deemed to be granted.  The Administrator or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document.  The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

(h)           Additional Restrictions on Awards.  Either at the time an Award is granted or by subsequent action, the Administrator may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.

(i)           Subsidiary Awards.  In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Administrator so directs, be implemented by the Company issuing any subject Shares to the Subsidiary, for such lawful consideration as the Administrator may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan.  Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Administrator shall determine.

9.           Withholding Taxes.  To the extent required by applicable federal, state, local or foreign law, the Administrator may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Stock Option, SAR, Restricted Stock or Restricted Stock Unit Award, or any sale of Shares.  The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied.  To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by having the Company withhold a portion of the Shares of stock that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant.

10.           Adjustments of and Changes in the Common Stock.

(a)           The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  Further, except as expressly provided herein or by the Administrator, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase price per Share, unless the Administrator shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

(b)           If the number of outstanding Shares or other securities of the Company, or both, for which Awards are then exercisable or as to which Awards may be granted or settled shall at any time be increased or decreased by declaration of a stock dividend, a stock split, a reverse stock split, a combination of shares or a similar transaction, or if the outstanding Shares or other such securities are changed or exchanged for a different kind of securities of the Company by a recapitalization, reorganization or any similar equity restructuring transaction affecting the Shares or such other securities of the Company, the Administrator shall make appropriate adjustments to the number and kind of Shares or other securities that are subject to this Plan and that are subject to or issuable upon exercises of any Awards theretofore granted, and to the exercise or settlement prices of such Awards.  Any such adjustments shall appropriately maintain the proportionate numbers of Shares or other securities subject to this Plan or outstanding Awards.  Any such adjustment to an outstanding Award generally shall be made without changing the aggregate exercise or settlement price, if any.

(c)           As used in this paragraph, an “Acquisition” shall mean (i) a reorganization, merger or consolidation (not covered by Section 10(b)) as a result of which the Company is not the surviving entity or as a result of which the outstanding Shares are changed into or exchanged for cash, property or securities not of the Company’s issue, or a combination thereof, except for a merger or consolidation with a wholly-owned subsidiary of the Company or a transaction effected primarily to change the state of the Company’s incorporation, or (ii) a sale or exchange, or series of related sales or exchanges, by the Company of all or substantially all of its assets, or by one or more of the Company’s Subsidiaries of all or substantially all of the consolidated assets of the Company and its Subsidiaries, or (iii) the acquisition in a single transaction (including without limitation a merger, sale or exchange), or series of related transactions, of outstanding Shares representing more than 80% in voting power of the then outstanding Shares (assuming full conversion of all then convertible securities of the Company and full cashless exercises of all warrants or options which can then be exercised by cashless exercises).  Subject to the following sentence, upon the closing of such an Acquisition, or upon the dissolution and liquidation of the Company, each outstanding Stock Option or SAR shall terminate and each holder of an outstanding Stock Option or SAR shall, notwithstanding any unfulfilled vesting requirement, be entitled prior to such closing or liquidation to exercise the unexercised portion of such Stock Option or SAR.  The preceding sentence shall be subject to any different terms contained in the grant of or agreement governing such Award and shall not be applicable with respect to a Stock Option or SAR if provision shall be made in connection with such Acquisition for the assumption of the Stock Option or SAR by, or the substitution for such Stock Option or SAR of a new option or stock appreciation right covering the stock of the surviving, successor or purchasing corporation or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares or other property to be issued upon exercise of the Stock Option or SAR and the exercise price, provided that with respect to an Incentive Option such assumption or substitution is permitted (to preserve the applicability to the Incentive Option of Section 421(a) of the Code) by Sections 422 and 424 of the Code.  The grant or instrument evidencing any Option, SAR or other Award may also provide for other accelerations of vesting requirements or its exercise or settlement.

(d)           Subject to the requirements of Section 155 of the Delaware General Corporation Law, unless otherwise determined by the Administrator, no right to purchase or receive fractional Shares shall result from any adjustment in a Stock Option, SAR or other Award pursuant to this Section 10 and, in case of any such adjustment, the Shares subject to the Stock Option, SAR or Award shall be rounded down to the nearest whole share.

11.           Amendment and Termination of the Plan.  The Board may amend, alter or discontinue the Plan and the Administrator may to the extent permitted by the Plan amend any agreement or other document evidencing an Award made under this Plan.  In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted; provided that no such consent shall be required with respect to any amendment or alteration if the Administrator reasonably determines that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

12.           Compliance with Applicable Law.  This Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.  The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which shall be necessary; to the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained; and no Stock Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Stock Option is effective and current or the Company has determined that such registration is unnecessary.

13.           Liability of Company.  The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted hereunder.

14.           Non-Exclusivity of Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.           Unfunded Plan.  Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan.

16.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.           Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).

18.           Section 409A of the Code.  To the extent applicable, the Plan is intended to comply with Section 409A of the Code.  Unless the Administrator determines otherwise, the Administrator shall interpret and administer the Plan in accordance with Section 409A.  The Administrator shall have the authority unilaterally to accelerate or delay a payment to which the holder of any Award may be entitled to the extent necessary or desirable to comply with, or avoid adverse consequences under, Section 409A.

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